UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05149 and 811-10631

Name of Fund:	Funds For Institutions Series

BlackRock Treasury Strategies Institutional Fund

(Formerly BlackRock Government Institutional Fund)

BlackRock Premier Government Institutional Fund

BlackRock Select Treasury Strategies Institutional Fund

(Formerly BlackRock Select Government Institutional Fund)

FFI Government Fund

FFI Treasury Fund

Master Institutional Money Market LLC

Master Treasury Strategies Institutional Portfolio

(Formerly Master Government Institutional Portfolio)

Master Premier Government Institutional Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Funds For Institutions Series and Master Institutional Money Market LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 04/30/2016

Date of reporting period: 04/30/2016

Item 1 – Report to Stockholders

APRIL 30, 2016

ANNUAL REPORT

Funds For Institutions Series

➢	BlackRock Premier Government Institutional Fund
➢	BlackRock Government Institutional Fund
➢	BlackRock Select Government Institutional Fund
➢	FFI Government Fund
➢	FFI Treasury Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Risk assets (such as equities and high yield bonds) suffered in this environment.

After a painful start to the new year, fears of a global recession began to fade as the first quarter wore on, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year brought valuations to more reasonable levels, creating some appealing entry points for investors in 2016. Nonetheless, slow but relatively stable growth in the United States is countered by a less optimistic global economic outlook and uncertainties around the efficacy of China’s policy response, the potential consequences of negative interest rates in Europe and Japan, and a host of geopolitical risks.

For the 12 months ended April 30, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.43%	1.21%
U.S. small cap equities (Russell 2000® Index)	(1.90)	(5.94)
International equities (MSCI Europe, Australasia, Far East Index)	(3.07)	(9.32)
Emerging market equities (MSCI Emerging Markets Index)	(0.13)	(17.87)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.14	0.15
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.76	3.74
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.82	2.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	5.16
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.38	(1.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended April 30, 2016

After seven years of near-zero interest rate policy, the Federal Open Market Committee (the “FOMC”) in a unanimous decision raised the target range for the federal funds rate by 25 basis points (0.25%) to 0.25-0.50% at its December 2015 meeting. The FOMC was clear in its expectation that the future removal of monetary accommodation would likely be gradual and dependent on incoming data. Following broader financial market turmoil in early 2016, the FOMC left rates unchanged for the remainder of the 12-month period ended April 30, 2016 and tempered its outlook for the future path of interest rates.

We believe at least one 25 basis point (0.25%) rate hike in 2016 is possible should recent upward pressure on inflation prove lasting and labor market and financial conditions remain supportive of such an action. This possibility, combined with the expectation that money market reform to be implemented in 2016 may cause a shift in flows from prime to government money funds, is likely to keep demand skewed toward shorter tenors in fixed rate securities as investors maintain a defensive posture.

In the Eurozone, the European Central Bank (“ECB”) provided additional stimulus on multiple occasions during the period. The deposit rate was reduced by 20 basis points (0.20%) to a negative 0.40%, while the refinancing and marginal lending rates were each lowered by five basis points (0.05%) to 0.00% and 0.25%, respectively. The size and scope of the ECB’s bond-buying program were also expanded, with the inclusion of non-financial Eurozone corporate bonds. At the ECB’s most recent meeting, President Draghi offered guidance that rates would stay low (or move lower) for an extended period of time.

The Bank of England left its benchmark rate unchanged at 0.50%. On June 23, 2016, the United Kingdom will vote on its continued membership or a “Brexit” from the European Union. The upcoming referendum has been a key focus for investors and has served as a deterrent to the further normalization of monetary policy.

London Interbank Offered Rates (“LIBOR”) moved higher over the period as a result of the hike in rates by the FOMC and speculation of another possible rate hike from the FOMC later this year. The benchmark three-month LIBOR ended the period at 0.637%, which is just over 41 basis points (0.41%) higher than it had been 12 months prior.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Fund Information as of April 30, 2016	Funds For Institutions Series

BlackRock Premier Government Institutional Fund

BlackRock Premier Government Institutional Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

On July 28, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund changed its name from “FFI Premier Institutional Fund” to “BlackRock Premier Government Institutional Fund.” Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on January 4, 2016.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2016	0.17%	0.17%

BlackRock Government Institutional Fund

BlackRock Government Institutional Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

On July 28, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund changed its name from “FFI Institutional Fund” to “BlackRock Government Institutional Fund.” Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on January 4, 2016.

On February 18, 2016, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund changed its name from “BlackRock Government Institutional Fund” to “BlackRock Treasury Strategies Institutional Fund.” Under its new principal investment strategies, the Fund will invest 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations of the U.S. Treasury, and repurchase agreements with the Federal Reserve Bank of New York secured by U.S. Treasury obligations. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on May 2, 2016.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2016	0.07%	0.07%

BlackRock Select Government Institutional Fund

BlackRock Select Government Institutional Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

On July 28, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund changed its name from “FFI Select Institutional Fund” to “BlackRock Select Government Institutional Fund.” Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on January 4, 2016.

On February 18, 2016, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund changed its name from “BlackRock Select Government Institutional Fund” to “BlackRock Select Treasury Strategies Institutional Fund.” Under its new principal investment strategies, the Fund will invest 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations of the U.S. Treasury, and

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	5

Funds For Institutions Series

repurchase agreements with the Federal Reserve Bank of New York secured by U.S. Treasury obligations. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on May 2, 2016.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2016	0.15%	0.15%

FFI Government Fund

FFI Government Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

The Board of Directors of the Fund approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on October 1, 2015.

On February 18, 2016, the Board of Directors of the Fund approved a proposal to close the Fund to share purchases. Accordingly, effective September 1, 2016, the Fund will no longer accept purchase orders.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2016	0.09%	0.09%

Portfolio Composition	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	40%
U.S. Treasury Obligations	2
Repurchase Agreements	58
Total	100%

FFI Treasury Fund

FFI Treasury Fund’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

The Board of Directors of the Fund approved an investment policy in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on October 1, 2015.

On February 18, 2016, the Board of Directors of the Fund approved a proposal to close the Fund to share purchases. Accordingly, effective September 1, 2016, the Fund will no longer accept purchase orders.

	7-Day SEC Yield	7-Day Yield
As of April 30, 2016	0.06%	0.06%

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	98%
Other Assets Less Liabilities	2
Total	100%

6	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Disclosure of Expenses	Funds For Institutions Series

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees or investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on November 1, 2015 and held through April 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Premier Government Institutional Fund[3]	$1,000.00	$1,000.90	$0.85	$1,000.00	$1,024.05	$0.86	0.17%
BlackRock Government Institutional Fund[3]	$1,000.00	$1,000.40	$1.19	$1,000.00	$1,023.71	$1.21	0.24%
BlackRock Select Government Institutional Fund[3]	$1,000.00	$1,000.70	$0.90	$1,000.00	$1,024.00	$0.91	0.18%
FFI Government Fund	$1,000.00	$1,000.40	$0.80	$1,000.00	$1,024.07	$0.81	0.16%
FFI Treasury Fund	$1,000.00	$1,000.30	$0.90	$1,000.00	$1,023.97	$0.91	0.18%

[1]	Expenses for each Fund are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

[3]	Because the Funds invest all of their assets in their respective Master Portfolio, the expense example reflects the net expenses of both the Funds and the Master Portfolios in which they invest.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	7

Schedule of Investments April 30, 2016	FFI Government Fund (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae Discount Notes, 0.57%, 6/22/16 (a)	$2,500	$2,497,960
Fannie Mae Variable Rate Notes, 0.45%, 7/25/16 (b)	29,780	29,782,918
Federal Farm Credit Discount Notes, 0.44%, 5/17/16 (a)	5,000	4,999,022
Federal Home Loan Bank Discount Notes (a):
0.39%, 5/27/16	80,000	79,977,467
0.40%, 6/01/16	15,000	14,994,898
0.34%, 7/11/16	50,000	49,966,472
0.35%, 7/15/16	50,000	49,963,542
0.34%, 7/22/16	20,000	19,984,283
Federal Home Loan Bank Variable Rate Notes (b):
0.48%, 5/17/16	30,000	30,000,000
0.52%, 5/20/16	10,000	9,999,920
0.54%, 5/27/16	10,700	10,699,884
0.52%, 8/26/16	19,020	19,020,000
Federal Home Loan Mortgage Corp. Discount Notes, 0.54%, 7/06/16 (a)	3,800	3,796,238
Freddie Mac Discount Notes (a):
0.39%, 5/05/16	50,000	49,997,833
0.42%, 5/09/16	10,365	10,364,044
Freddie Mac Variable Rate Notes, 0.44%, 1/13/17 (b)	9,495	9,494,319
Total U.S. Government Sponsored Agency Obligations — 40.5%		395,538,800

U.S. Treasury Obligations — 2.1%
U.S. Treasury Notes, 3.00%, 8/31/16	20,000	20,175,554

Repurchase Agreements
BNP Paribas Securities Corp., 0.30%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $46,001,150, collateralized by various U.S. Government Sponsored Agency Obligations, 0.96% to 7.00%, due 9/01/22 to 3/01/46, original par and fair values of $62,848,347 and $47,245,253, respectively)	46,000	46,000,000
BNP Paribas Securities Corp., 0.36%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $60,001,800, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 7.57%, due 11/30/19 to 3/25/46, original par and fair values of $725,259,049 and $64,151,148, respectively) (c)	60,000	60,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $111,396,401)		106,000,000
Citigroup Global Markets, Inc., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $10,000,233 collateralized by various U.S. Treasury Obligations, 1.00% to 2.25%, due 8/31/18 to 11/15/25, original par and fair values of $9,998,003 and $10,200,001, respectively) (d)	10,000	10,000,000

Repurchase Agreements	Par (000)	Value
Citigroup Global Markets, Inc., 0.30%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $3,000,075 collateralized by various U.S. Treasury Obligations, 2.25% to 5.50%, due 7/31/21 to 2/01/38, original par and fair values of $3,220,349 and $3,060,973, respectively)	$3,000	$3,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $13,260,974)		13,000,000
Goldman Sachs & Co., 0.37%, 5/05/16 (Purchased on 4/28/16 to be repurchased at $8,000,576, collateralized by a U.S.Government Sponsored Agency Obligation, 3.00%, due 2/01/30, original par and fair value of $8,928,001 and $8,240,001, respectively)	8,000	8,000,000
Total Value of Goldman Sachs & Co. (collateral value of $8,240,001)		8,000,000
HSBC Securities (USA), Inc., 0.27%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $25,000,563, collateralized by various U.S. Treasury Obligations, 0.75% to 0.88%, due 3/31/18 to 2/15/19, original par and fair values of $25,463,700 and $25,503,207, respectively) (b)	25,000	25,000,000
HSBC Securities (USA), Inc., 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $6,000,145, collateralized by a U.S. Government Sponsored Agency Obligation, 5.00%, due 6/01/41, original par and fair value of $15,125,000 and $6,182,022, respectively)	6,000	6,000,000
HSBC Securities (USA), Inc., 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $70,001,692, collateralized by various U.S. Government Sponsored Agency Obligations, 4.00% to 5.00%, due 10/01/31 to 6/01/41, original par and fair values of $153,625,191 and $72,100,464, respectively)	70,000	70,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $103,785,693)		101,000,000
J.P. Morgan Securities LLC, 0.38%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $40,001,267, collateralized by a U.S. Government Sponsored Agency Obligation, 3.00%, due 4/01/41, original par and fair value of $40,060,000 and $41,200,906, respectively) (b)	40,000	40,000,000
J.P. Morgan Securities LLC, 0.61%, 5/03/16 (Purchased on 4/29/16 to be repurchased at $21,001,423 collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% to 3.50%, due 4/01/41 to 2/01/43, original par and fair values of $30,813,193 and $21,632,790, respectively) (c)	21,000	21,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $62,833,696)		61,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $10,820,252 collateralized by a U.S. Treasury Obligation, 1.38%, due 9/30/20, original par and fair value of $10,965,000 and $11,036,486, respectively)	10,820	10,820,000

See Notes to Financial Statements.

8	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Schedule of Investments (concluded)	FFI Government Fund

Repurchase Agreements	Par (000)	Value
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $50,001,250 collateralized by various U.S. Government Sponsored Agency Obligations, 4.00% to 6.01%, due 5/25/45 to 5/25/46, original par and fair values of $237,266,231 and $54,116,442, respectively)	$50,000	$50,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.37%, 5/05/16 (Purchased on 4/28/16 to be repurchased at $7,000,504, collateralized by various U.S. Government Sponsored Agency Obligations, 3.96% to 4.50%, due 11/25/40 to 10/15/44, original par and fair values of $119,741,165 and $7,691,214, respectively)	7,000	7,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $72,844,142)		67,820,000
Mitsubishi UFJ Securities USA, Inc., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $50,001,167, collateralized by various U.S. Government Sponsored Agency Obligations, 2.50% to 4.50%, due 4/01/25 to 4/20/46, original par and fair values of $63,084,602 and $51,289,721, respectively)	50,000	50,000,000
Total Value of Mitsubishi UFJ Securities USA, Inc. (collateral value of $51,289,721)		50,000,000
Morgan Stanley & Co. LLC, 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $35,000,846 collateralized by various U.S. Government Sponsored Agency Obligations, 3.50% to 4.50%, due 11/20/45 to 4/20/46, original par and fair values of $33,647,971 and $35,700,001, respectively)	35,000	35,000,000
Total Value of Morgan Stanley & Co. LLC (collateral value of $35,700,001)		35,000,000

Repurchase Agreements	Par (000)	Value
TD Securities (USA) LLC, 0.27%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $68,001,530 collateralized by various U.S. Treasury Obligations, 0.00% to 7.25%, due 5/15/16 to 8/15/25, original par and fair values of $69,068,200 and $69,360,072, respectively)	$68,000	$68,000,000
TD Securities (USA) LLC, 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $3,000,073 collateralized by a U.S. Government Sponsored Agency Obligation, 3.50%, due 12/01/45, original par and fair value of $2,989,849 and $3,090,000, respectively)	3,000	3,000,000
Total Value of TD Securities (USA) LLC (collateral value of $72,450,072)		71,000,000
Wells Fargo Securities LLC, 0.31%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $50,001,292, collateralized by a U.S. Government Sponsored Agency Obligation, 3.50%, due 3/01/46, original par and fair value of $49,186,730 and $51,500,001, respectively) (b)	50,000	50,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $51,500,001)		50,000,000
Total Repurchase Agreements — 57.7%		562,820,000
Total Investments (Cost — $978,534,354*) — 100.3%		978,534,354
Liabilities in Excess of Other Assets — (0.3)%		(2,732,855)

Net Assets — 100.0%		$975,801,499

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate as of period end.

(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

(d)	Traded in a joint account.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$978,534,354	—	$978,534,354
[1] See above Schedule of Investments for values in each security type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, a bank overdraft of $2,679,133 is categorized as Level 2 within the disclosure hierarchy.

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	9

Schedule of Investments April 30, 2016	FFI Treasury Fund (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.32% - 0.34%, 5/05/16	$75,689	$75,687,440
0.32%, 5/12/16	98,989	98,980,568
0.18% - 30%, 5/19/16	169,360	169,344,437
0.18%, 5/26/16	33,900	33,895,762
0.32% - 0.54%, 6/09/16	90,243	90,204,409
0.34% - 0.60%, 6/16/16	94,305	94,259,202
0.22% - 0.52%, 7/07/16	93,243	93,184,617
0.48%, 7/14/16	25,000	24,988,181
0.22%, 7/21/16	75,000	74,962,875
0.25%, 7/28/16	118,000	117,928,610
0.23% - 0.47%, 8/04/16	75,000	74,949,541
0.46% - 0.47%, 8/25/16	30,818	30,772,808
0.49%, 9/01/16	10,360	10,343,010

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
0.38% - 3.25%, 5/31/16	$167,155	$167,456,489
0.63% - 4.88%, 8/15/16	92,680	93,834,333
1.00% - 3.00%, 8/31/16	75,995	76,492,648
0.30%, 10/31/16 (b)	40,642	40,636,757
0.32%, 4/30/17 (b)	34,577	34,578,113
Total Investments (Cost — $1,402,499,800*) — 97.6%		1,402,499,800
Other Assets Less Liabilities — 2.4%		34,509,198

Net Assets — 100.0%		$1,437,008,998

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate as of period end.

Fair Value Hierachy As of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$1,402,499,800	—	$1,402,499,800
[1] See above Schedule of Investments for values in each security type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, a bank overdraft of $17,811 is categorized as Level 2 within the disclosure hierarchy.

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

10	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Statements of Assets and Liabilities

April 30, 2016	BlackRock Premier Government Institutional Fund	BlackRock Government Institutional Fund	BlackRock Select Government Institutional Fund	FFI Government Fund	FFI Treasury Fund

Assets
Investments at value — from the applicable Master Portfolio[1]	$3,170,601,894	$1,343,526,586	$1,035,624,321	—	—
Investments at value — unaffiliated[2]	—	—	—	$415,714,354	$1,402,499,800
Repurchase agreements, at value[3]	—	—	—	562,820,000	—
Receivables:
Capital shares sold	11,478,854	11,463,628	4,370,000	1,468,287	4,187,264
Interest	—	—	—	183,041	3,180,765
Investments sold	—	—	—	—	96,737,000
Prepaid expenses	41,872	20,919	15,248	35,991	17,981

Total assets	3,182,122,620	1,355,011,133	1,040,009,569	980,221,673	1,506,622,810

Liabilities
Bank overdraft	—	—	—	2,679,133	17,811
Payables:
Capital shares redeemed	11,478,854	11,062,236	4,363,369	1,403,898	4,231,316
Contributions to the Master Portfolio	—	401,392	6,631	—
Administration fees	271,872	166,016	112,376	—	—
Custodian fees	—	—	—	38,169	41,006
Professional fees	—	—	—	—	63,652
Income dividends	45,928	1,505	9,993	4,573	524
Investment advisory fees	—	—	—	167,593	244,525
Investments purchased	—	—	—	—	64,961,813
Officer’s and Directors’ fees	5,294	1,738	2,163	4,182	5,036
Other accrued expenses	109,659	103,188	76,673	122,626	48,129

Total liabilities	11,911,607	11,736,075	4,571,205	4,420,174	69,613,812

Net Assets	$3,170,211,013	$1,343,275,058	$1,035,438,364	$975,801,499	$1,437,008,998

Net Assets Consist of
Paid-in capital	$3,169,876,916	$1,343,163,594	$1,035,391,961	$975,797,078	$1,436,924,281
Undistributed net investment income	181,348	45,490	5,036	2,494	—
Accumulated net realized gain	—	—	—	1,927	84,717
Accumulated net realized gain allocated from the applicable Master Portfolio	152,749	65,974	41,367	—	—

Net Assets, $1.00 net asset value per share[4]	$3,170,211,013	$1,343,275,058	$1,035,438,364	$975,801,499	$1,437,008,998

[1] Investments at cost — from the applicable Master Portfolio	$3,170,601,894	$1,343,526,586	$1,035,624,321	—	—
[2] Investments at cost — unaffiliated	—	—	—	$415,714,354	$1,402,499,800
[3] Repurchase agreements at cost	—	—	—	$562,820,000	—
[4] Shares outstanding, unlimited shares authorized, par value $0.01 per share	3,169,876,916	1,343,163,594	1,035,391,961	975,797,078	1,436,924,290

See Notes to Financial Statements.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	11

Statements of Operations

Year Ended April 30, 2016	BlackRock Premier Government Institutional Fund	BlackRock Government Institutional Fund	BlackRock Select Government Institutional Fund	FFI Government Fund	FFI Treasury Fund

Investment Income
Interest	—	—	—	$2,527,815	$2,268,892
Net investment income allocated from the applicable Master Portfolio:
Interest	$11,600,562	$4,593,028	$3,954,972	—	—
Expenses	(2,342,906)	(1,020,625)	(886,589)	—	—

Total income	9,257,656	3,572,403	3,068,383	2,527,815	2,268,892

Fund Expenses
Investment advisory	—	—	—	3,869,700	5,614,908
Administration	3,906,021	2,418,431	1,814,187	—	—
Transfer agent	307,936	448,893	93,586	219,354	227,892
Registration	113,092	54,041	41,151	57,385	76,769
Professional	82,914	44,964	41,058	61,590	69,552
Printing	11,852	6,354	8,106	11,268	11,253
Officer and Directors	3,350	1,098	1,370	18,597	24,408
Accounting services	—	—	—	56,706	60,594
Custodian	—	—	—	98,544	60,525
Miscellaneous	8,790	17,295	7,550	63,790	59,401

Total expenses	4,433,955	2,991,076	2,007,008	4,456,934	6,205,302
Less:
Fees waived by the Manager	—	—	—	(2,352,920)	(4,288,770)
Fees waived and/or reimbursed by the Administrator	—	(227,978)	(381,590)	—	—

Total expenses after fees waived and/or reimbursed	4,433,955	2,763,098	1,625,418	2,104,014	1,916,532

Net investment income	4,823,701	809,305	1,442,965	423,801	352,360

Realized Gain
Net realized gain allocated from the applicable Master Portfolio	152,749	65,974	63,472	—	—
Net realized gain from investments	—	—	—	18,464	199,476

Net Increase in Net Assets Resulting from Operations	$4,976,450	$875,279	$1,506,437	$442,265	$551,836

See Notes to Financial Statements.

12	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Statements of Changes in Net Assets	BlackRock Premier Government Institutional Fund

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$4,823,701	$3,577,057
Net realized gain	152,749	427,217

Net increase in net assets resulting from operations	4,976,450	4,004,274

Distributions to Shareholders[1]
From net investment income	(4,642,353)	(3,591,156)
From net realized gain	(424,694)	(510,901)

Decrease in net assets resulting from distributions to shareholders	(5,067,047)	(4,102,057)

Capital Transactions
Net proceeds from sale of shares	24,176,717,707	28,700,848,701
Reinvestment of distributions	4,080,026	3,663,128
Costs of shares redeemed	(24,451,508,507)	(31,877,057,224)

Net decrease in net assets derived from capital transactions	(270,710,774)	(3,172,545,395)

Net Assets
Total decrease in net assets	(270,801,371)	(3,172,643,178)
Beginning of year	3,441,012,384	6,613,655,562

End of year	$3,170,211,013	$3,441,012,384

Undistributed net investment income, end of year	$181,348	—

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	13

Statements of Changes in Net Assets	BlackRock Government Institutional Fund

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$809,305	$540,375
Net realized gain	65,974	52,097

Net increase in net assets resulting from operations	875,279	592,472

Distributions to Shareholders[1]
From net investment income	(763,815)	(546,020)
From net realized gain	(57,240)	(95,355)

Decrease in net assets resulting from distributions to shareholders	(821,055)	(641,375)

Capital Share Transactions
Net proceeds from sale of shares	3,734,275,898	3,852,919,719
Reinvestment of distributions	750,092	588,203
Costs of shares redeemed	(4,091,815,864)	(4,085,022,542)

Net decrease in net assets derived from capital transactions	(356,789,874)	(231,514,620)

Net Assets
Total decrease in net assets	(356,735,650)	(231,563,523)
Beginning of year	1,700,010,708	1,931,574,231

End of year	$1,343,275,058	$1,700,010,708

Undistributed net investment income, end of year	$45,490	—

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Statements of Changes in Net Assets	BlackRock Select Government Institutional Fund

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$1,442,965	$1,119,142
Net realized gain	63,472	67,155

Net increase in net assets resulting from operations	1,506,437	1,186,297

Distributions to Shareholders[1]
From net investment income	(1,437,929)	(1,124,178)
From net realized gain	(60,436)	(119,964)

Decrease in net assets resulting from distributions to shareholders	(1,498,365)	(1,244,142)

Capital Transactions
Net proceeds from sale of shares	8,270,003,355	19,810,515,835
Reinvestment of distributions	1,365,626	942,021
Costs of shares redeemed	(9,010,117,861)	(20,630,346,175)

Net decrease in net assets derived from capital transactions	(738,748,880)	(818,888,319)

Net Assets
Total decrease in net assets	(738,740,808)	(818,946,164)
Beginning of year	1,774,179,172	2,593,125,336

End of year	$1,035,438,364	$1,774,179,172

Undistributed net investment income, end of year	$5,036	—

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	15

Statements of Changes in Net Assets	FFI Government Fund

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$423,801	$139,171
Net realized gain	18,464	8,449

Net increase in net assets resulting from operations	442,265	147,620

Distributions to Shareholders[1]
From net investment income	(421,307)	(141,665)
From net realized gain	(22,694)	(16,638)

Decrease in net assets resulting from distributions to shareholders	(444,001)	(158,303)

Capital Transactions
Net proceeds from sale of shares	5,599,537,010	6,571,512,895
Reinvestment of distributions	411,251	140,855
Costs of shares redeemed	(5,818,215,804)	(7,043,936,801)

Net decrease in net assets derived from capital transactions	(218,267,543)	(472,283,051)

Net Assets
Total decrease in net assets	(218,269,279)	(472,293,734)
Beginning of year	1,194,070,778	1,666,364,512

End of year	$975,801,499	$1,194,070,778

Undistributed net investment income, end of year	$2,494	—

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Statements of Changes in Net Assets	FFI Treasury Fund

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$352,360	$706
Net realized gain	199,476	87,064

Net increase in net assets resulting from operations	551,836	87,770

Distributions to Shareholders[1]
From net investment income	(352,360)	(1,655)
From net realized gain	(166,003)	(100,051)

Decrease in net assets resulting from distributions to shareholders	(518,363)	(101,706)

Capital Share Transactions
Net proceeds from sale of shares	2,949,612,691	2,453,102,260
Reinvestment of distributions	495,208	99,770
Costs of shares redeemed	(3,269,171,504)	(2,826,572,287)

Net decrease in net assets derived from capital transactions	(319,063,605)	(373,370,257)

Net Assets
Total decrease in net assets	(319,030,132)	(373,384,193)
Beginning of year	1,756,039,130	2,129,423,323

End of year	$1,437,008,998	$1,756,039,130

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	17

Financial Highlights	BlackRock Premier Government Institutional Fund

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0012	0.0007	0.0008	0.0017	0.0012
Net realized gain	0.0001	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0013	0.0008	0.0008	0.0017	0.0012

Distributions:[2]
From net investment income	(0.0012)	(0.0007)	(0.0008)	(0.0017)	(0.0012)
From net realized gain	(0.0001)	(0.0001)	—	—	—

Total distributions	(0.0013)	(0.0008)	(0.0008)	(0.0017)	(0.0012)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]
Based on net asset value	0.13%	0.08%	0.08%	0.17%	0.12%

Ratios to Average Net Assets[4]
Total expenses	0.17%	0.17%	0.17%	0.16%	0.16%

Net investment income	0.12%	0.07%	0.08%	0.17%	0.12%

Supplemental Data
Net assets, end of year (000)	$3,170,211	$3,441,012	$6,613,656	$8,715,444	$8,055,528

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of Master Premier Government Institutional Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

18	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Financial Highlights	BlackRock Government Institutional Fund

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0005	0.0004	0.0003	0.0008	0.0006
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0001

Net increase from investment operations	0.0005	0.0004	0.0003	0.0009	0.0007

Distributions:[2]
From net investment income	(0.0005)	(0.0004)	(0.0003)	(0.0008)	(0.0006)
From net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)	(0.0001)

Total distributions	(0.0005)	(0.0004)	(0.0003)	(0.0009)	(0.0007)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.05%	0.04%	0.03%	0.09%	0.06%

Ratio to Average Net Assets[5]
Total expenses	0.25%	0.24%	0.24%	0.23%	0.23%

Total expenses after fees waived and/or reimbursed	0.23%	0.20%	0.20%	0.23%	0.23%

Net investment income	0.05%	0.03%	0.02%	0.08%	0.05%

Supplemental Data
Net assets, end of year (000)	$1,343,275	$1,700,011	$1,931,574	$2,177,640	$2,620,183

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master Government Institutional Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	19

Financial Highlights	BlackRock Select Government Institutional Fund

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0011	0.0005	0.0005	0.0013	0.0010
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001	0.0001

Net increase from investment operations	0.0011	0.0005	0.0005	0.0014	0.0011

Distributions:[2]
From net investment income	(0.0011)	(0.0005)	(0.0005)	(0.0013)	(0.0010)
From net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)	(0.0001)

Total distributions	(0.0011)	(0.0005)	(0.0005)	(0.0014)	(0.0011)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.11%	0.05%	0.05%	0.14%	0.11%

Ratios to Average Net Assets[5]
Total expenses	0.21%	0.20%	0.20%	0.19%	0.20%

Total expenses after fees waived and/or reimbursed	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	0.10%	0.05%	0.04%	0.13%	0.00%

Supplemental Data
Net assets, end of year (000)	$1,035,438	$1,774,179	$2,593,125	$3,527,892	$2,888,885

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of Master Government Institutional Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

20	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Financial Highlights	FFI Government Fund

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0004	0.0001	0.0001	0.0001	0.0001
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0004	0.0001	0.0001	0.0001	0.0001

Distributions:[2]
From net investment income	(0.0004)	(0.0001)	(0.0001)	(0.0001)	(0.0001)
From net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0004)	(0.0001)	(0.0001)	(0.0001)	(0.0001)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.04%	0.01%	0.01%	0.01%	0.01%

Ratios to Average Net Assets
Total expenses	0.38%	0.37%	0.36%	0.35%	0.33%

Total expenses after fees waived and paid indirectly	0.18%	0.10%	0.10%	0.18%	0.15%

Net investment income	0.04%	0.01%	0.01%	0.01%	0.01%

Supplemental Data
Net assets, end of year (000)	$975,801	$1,194,071	$1,666,365	$1,851,308	$2,777,785

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	21

Financial Highlights	FFI Treasury Fund

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0003	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0001	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0003	0.0001	0.0001	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0003)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0000)[3]	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0003)	(0.0001)	(0.0001)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.03%	0.01%	0.01%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.36%	0.35%	0.34%	0.34%	0.33%

Total expenses after fees waived	0.11%	0.04%	0.05%	0.10%	0.05%

Net investment income	0.02%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$1,437,009	$1,756,039	$2,129,423	$2,405,503	$2,682,068

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

22	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Notes to Financial Statements	Funds for Institutions Series

1. Organization:

Funds For Institutions Series (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of five series, BlackRock Premier Government Institutional Fund (“Premier Government Institutional Fund”) (formerly FFI Premier Institutional Fund), BlackRock Government Institutional Fund (“Government Institutional Fund”) (formerly FFI Institutional Fund), BlackRock Select Government Institutional Fund (“Select Government Institutional Fund”) (formerly FFI Select Institutional Fund), FFI Government Fund (“Government Fund”) and FFI Treasury Fund (“Treasury Fund”) (collectively, the “Funds” or individually a “Fund”). Each Fund is classified as diversified. Premier Government Institutional Fund, Government Institutional Fund and Select Government Institutional Fund (the “Feeder Funds”) seek to achieve their investment objectives by investing all of their assets in the applicable series (collectively, the “Master Portfolios” or individually, a “Master Portfolio”) of Master Institutional Money Market LLC (the “Master LLC”), which have the same investment objective and strategies as the corresponding Feeder Funds. Premier Government Institutional Fund invests all of its assets in Master Premier Government Institutional Portfolio (formerly Master Premier Institutional Portfolio). Government Institutional Fund and Select Government Institutional Fund invest all of their assets in Master Government Institutional Portfolio (formerly Master Institutional Portfolio). The Master LLC is organized as a Delaware limited liability company and is a registered investment company. The value of each Feeder Fund’s investment in the corresponding Master Portfolio reflects the Feeder Fund’s proportionate interest in the net assets of the corresponding Master Portfolio. As of April 30, 2016, the percentage of Master Premier Government Institutional Portfolio owned by Premier Government Institutional Fund was 100%. As of April 30, 2016, the percentages of Master Government Institutional Portfolio owned by Government Institutional Fund and Select Government Institutional Fund were 44% and 56%, respectively. The performance of each Feeder Fund is directly affected by the performance of the corresponding Master Portfolio. The financial statements of the Master Portfolios, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Feeder Funds’ financial statements. The Board of Trustees of the Trust and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the Trustees of the Trust and the Directors of the Master LLC are referred to throughout this report as the “Directors”.

Effective January 4, 2016, Premier Government Institutional Fund, Government Institutional Fund and Select Government Institutional Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. Each Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Effective October 1, 2015, Government Fund and Treasury Fund have an investment policy that meets the definition of a “government money market fund” under Rule 2a-7 under 1940 Act. Each Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager” or the “Administrator”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). For the Feeder Funds, for financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. The Feeder Funds record daily their proportionate share of the applicable Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	23

Notes to Financial Statements (continued)	Funds for Institutions Series

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Feeder Fund records its investment in the applicable Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the applicable Master Portfolio. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report. Government Fund’s and Treasury Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Funds seek to maintain their net asset value per share at $1.00, although there is no assurance that they will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Government Fund and Treasury Fund may enter into repurchase agreements. Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repo arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties. Typically, a Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Fund, respectively. Certain Funds, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

24	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Notes to Financial Statements (continued)	Funds for Institutions Series

In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Manager, an indirect wholly owned subsidiary of BlackRock, acts as the investment advisor for Government Fund and Treasury Fund pursuant to separate investment advisory agreements with the Trust, and as the Administrator to the Feeder Funds pursuant to an administration agreement with the Trust. The Feeder Funds do not pay an investment advisory fee or investment management fee.

The Manager provides investment advisory and administration services to Government Fund and Treasury Fund. The Manager is responsible for the management of Government Fund’s and Treasury Fund’s portfolios and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, these Funds pay the Manager a monthly fee which is determined by calculating a percentage of each Fund’s average daily net assets based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $500 Million	0.350%
$500 Million — $750 Million	0.335%
$750 Million — $1 Billion	0.320%
Greater than $1 Billion	0.300%

The Administrator provides certain administrative services for the Feeder Funds. For such services, each Feeder Fund pays the Administrator a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Administration Fees
Premier Government Institutional Fund	0.10%
Government Institutional Fund	0.15%
Select Government Institutional Fund	0.13%

Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC, an affiliate of the Manager. There are no fees payable by the Funds pursuant to the Distribution Agreement.

Expense Limitations, Waivers and Reimbursements

With respect to Government Fund and Treasury Fund, the Manager had contractually agreed to waive a portion of the investment advisory fees until September 1, 2017, so that the annual investment advisory fee rate for each Fund was 0.20% of the Fund’s average daily net assets. The agreement may be terminated with respect to each Fund upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund. These amounts are included in fees waived by the Manager in the Statements of Operations.

For the year ended April 30, 2016, the following amounts are waived pursuant to this agreement:

Government Fund	$1,547,369
Treasury Fund	$2,130,402

Under Select Government Institutional Fund’s administration agreement, in exchange for the administration fee, the Administrator has agreed to pay all other ordinary expenses of Select Government Institutional Fund other than the Fund’s pro rata portion of the investment advisory fee of Master

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	25

Notes to Financial Statements (continued)	Funds for Institutions Series

Government Institutional Portfolio so that the Fund’s total annual operating expenses minus extraordinary expenses, if any, shall be no greater than 0.18% of the Fund’s average daily net assets. In the event that the Administrator does not pay such expenses of the Fund, the administration fee shall be automatically reduced by an amount equal to the amount of such expenses not paid by the Administrator. For the year ended April 30, 2016, $381,590 was waived pursuant to this agreement.

The Manager and/or Administrator voluntarily agreed to waive a portion of its respective advisory and/or administration fees and/or reimburse operating expenses to enable Government Institutional Fund, Select Government Institutional Fund, Government Fund and Treasury Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statements of Operations as fees waived by the Manager or fees waived and/or reimbursed by Administrator. The Manager and/or Administrator may discontinue the waiver or reimbursement at any time.

For the year ended April 30, 2016, the following amounts were waived pursuant to this agreement:

Government Institutional Fund	$227,978
Government Fund	$805,551
Treasury Fund	$2,158,368

Officers and Directors

Certain officers and/or directors of the Trust are officers and/or directors of BlackRock or its affiliates. Each Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

6. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2016. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

		Premier Government Institutional Fund	Government Institutional Fund	Select Government Institutional Fund	Government Fund	Treasury Fund
Ordinary income	4/30/16	$5,065,703	$821,055	$1,498,365	$444,001	$514,732
	4/30/15	$4,102,057	$641,375	$1,244,142	$156,861	$101,706
Long-term capital gains[1]	4/30/16	$1,344	—	—	—	$3,631
	4/30/15	—	—	—	$1,442	—

Total	4/30/16	$5,067,047	$821,055	$1,498,365	$444,001	$518,363

	4/30/15	$4,102,057	$641,375	$1,244,142	$158,303	$101,706

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2016, as capital gain dividends.

As of period end, the tax components of accumulated net earnings were as follows:

	Premier Government Institutional Fund	Government Institutional Fund	Select Government Institutional Fund	Government Fund	Treasury Fund
Undistributed ordinary income	$334,097	$111,464	$46,403	$3,859	$80,004
Undistributed long-term capital gains	—	—	—	562	4,713

Total	$334,097	$111,464	$46,403	$4,421	$84,717

26	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Notes to Financial Statements (concluded)	Funds for Institutions Series

7. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. The changes may affect a money market fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

8. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On February 18, 2016, the Board approved changes to the names and principal investment strategies of Government Institutional Fund and Select Government Institutional Fund. Under their new principal investment strategies, each Fund will invest 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations of the U.S. Treasury, and repurchase agreements with the Federal Reserve Bank of New York secured by U.S. Treasury obligations. Each Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes became effective on May 2, 2016. The name changes are as follows:

Current Fund Name	New Fund Name
BlackRock Government Institutional Fund	BlackRock Treasury Strategies Institutional Fund
BlackRock Select Government Institutional Fund	BlackRock Select Treasury Strategies Institutional Fund

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	27

Report of Independent Registered Public Accounting Firm	Funds For Institutions Series

To the Trustees and Shareholders of Funds For Institutions Series:

We have audited the accompanying statements of assets and liabilities of Funds For Institutions Series (the “Trust”), comprising BlackRock Premier Government Institutional Fund, BlackRock Government Institutional Fund, BlackRock Select Government Institutional Fund, FFI Government Fund and FFI Treasury Fund (collectively, the “Funds”), including the schedules of investments of FFI Government Fund and FFI Treasury Fund, as of April 30, 2016, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Premier Government Institutional Fund, BlackRock Government Institutional Fund, BlackRock Select Government Institutional Fund, FFI Government Fund and FFI Treasury Fund, each of Funds For Institutions Series, as of April 30, 2016, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 23, 2016

Important Tax Information (Unaudited)

During the fiscal year ended April 30, 2016, the following information is provided with respect to the ordinary income distributions paid by Premier Government Institutional Fund, Government Institutional Fund, Select Government Institutional Fund, FFI Government Fund and FFI Treasury Fund:

		Premier Government Institutional Fund	Government Institutional Fund	Select Government Institutional Fund	FFI Government Fund	FFI Treasury Fund
Interest Related Dividends and Qualified
Short-Term Capital Gains for Non-U.S. Residents[1]
Months Paid:	May 2015 – December 2015	96.11%	96.24%	97.24%	100.00%	100.00%
	January 2016 – April 2016	100%	100%	100%	100.00%	100.00%
Federal Obligation Interest[2]		17.40%	17.98%	18.63%	35.57%	68.52%[3]

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresidents aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	At least 50% of the assets of the Fund were invested in Federal obligations at the end of each fiscal quarter.

28	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Master Portfolio Information as of April 30, 2016	Master Institutional Money Market LLC

Portfolio Composition

Master Premier Government Institutional Portfolio	Percent of Net Assets
Repurchase Agreements	57%
U.S. Government Sponsored Agency Obligations	26
U.S. Treasury Obligations	17

Total	100%

Master Government Institutional Portfolio	Percent of Net Assets
Repurchase Agreements	72%
U.S. Treasury Obligations	28

Total	100%

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	29

Schedule of Investments April 30, 2016	Master Premier Government Institutional Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae Discount Notes (a):
0.38%, 7/05/16 - 7/12/16	$130,000	$129,908,589
0.39%, 7/11/16	19,000	18,985,386
Fannie Mae Variable Rate Notes (b):
0.45%, 8/16/17	40,000	39,994,770
0.45%, 10/05/17	21,000	20,995,414
Federal Farm Credit Bank Discount Notes (a):
0.49%, 6/03/16	22,210	22,200,024
0.62%, 8/12/16	14,000	13,975,166
Federal Farm Credit Bank Variable Rate Notes (b):
0.56%, 1/23/18	14,140	14,140,239
0.61%, 1/26/18	30,000	29,994,662
0.60%, 4/09/18	20,000	19,998,046
Federal Home Loan Bank Discount Notes (a):
0.39%, 5/26/16	53,582	53,567,488
0.40%, 6/01/16	30,000	29,989,796
0.40%, 6/03/16	15,000	14,994,500
0.34%, 7/20/16	50,000	49,962,222
Federal Home Loan Bank Variable Rate, 0.54%, 8/25/17 (b)	27,000	27,000,000
Federal Home Loan Mortgage Corp. Discount Notes (a):
0.39%, 5/06/16	39,355	39,352,868
0.40%, 6/03/16	150,000	149,945,000
0.54%, 7/05/16	17,870	17,852,577
0.37%, 7/06/16	60,000	59,959,300
Federal Home Loan Mortgage Corp. Variable Rate (b):
0.57%, 7/21/17	30,000	29,996,229
0.65%, 3/08/18	26,000	26,000,000
Total U.S. Government Sponsored Agency Obligations — 25.5%		808,812,276

U.S. Treasury Obligations
U.S. Treasury Bills (a):
0.29%, 5/26/16	110,600	110,578,058
0.31%, 6/09/16	350,000	349,884,030
0.26%, 6/23/16	10,000	9,996,246
U.S. Treasury Notes:
0.38%, 5/31/16	32,730	32,729,033
0.33%, 7/31/17 (b)	40,000	39,978,241
Total U.S. Treasury Obligations — 17.1%		543,165,608

Repurchase Agreements
BNP Paribas Securities Corp., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $156,003,640 collateralized by various U.S. Treasury Obligations, 0.00% to 5.13%, due 5/15/16 to 11/30/22, original par and fair values of $155,470,000 and $159,120,042, respectively)	156,000	156,000,000
BNP Paribas Securities Corp., 0.30%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $10,000,250 collateralized by various U.S. Treasury Obligations and U.S. Government Sponsored Agency Obligations, 0.00% to 7.00%, due 10/27/16 to 5/01/48, original par and fair values of $10,181,395 and $10,206,504, respectively)	10,000	10,000,000

Repurchase Agreements	Par (000)	Value
BNP Paribas Securities Corp., 0.27%, 5/05/16 (Purchased on 4/28/16 to be repurchased at $65,003,413, collateralized by various U.S. Treasury Obligations and U.S. Government Sponsored Agency Obligations, 0.00% to 8.75%, due 5/15/16 to 11/15/25, original par and fair values of $65,901,723 and $66,300,000, respectively)	$65,000	$65,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $235,626,546)		231,000,000
Citigroup Global Markets, Inc., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $238,005,553, collateralized by various U.S. Treasury Obligations, 1.00% to 2.25%, due 8/31/18 to 11/15/25, original par and fair values of $237,952,512 and $242,760,034, respectively) (c)	238,000	238,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $242,760,034)		238,000,000
Credit Agricole Corp., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $200,004,667, collateralized by a U.S. Treasury Obligation, 0.13%, due 4/15/17, original par and fair value of $193,541,900 and $204,000,071, respectively)	200,000	200,000,000
Total Value of Credit Agricole Corp. (collateral value of $204,000,071)		200,000,000
Goldman Sachs & Co., 0.37%, 5/03/16 (Purchased on 4/26/16 to be repurchased at $44,003,166, collateralized by various U.S. Government Sponsored Agency Obligations, 2.71% to 4.50%, due 3/01/24 to 12/01/43, original par and fair values of $51,551,198 and $45,320,000, respectively)	44,000	44,000,000
Goldman Sachs & Co., 0.37%, 5/05/16 (Purchased on 4/28/16 to be repurchased at $29,002,086, collateralized by various U.S. Government Sponsored Agency Obligations, 4.00%, due 7/01/45 to 4/01/46, original par and fair values of $28,377,352 and $29,870,000, respectively)	29,000	29,000,000
Total Value of Goldman Sachs & Co. (collateral value of $75,190,000)		73,000,000
HSBC Securities (USA), Inc., 0.27%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $40,000,900 collateralized by a U.S. Treasury Obligation, 3.38%, due 5/15/44, original par and fair value of $35,220,000 and $40,804,182, respectively)	40,000	40,000,000
HSBC Securities (USA), Inc., 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $61,001,474 collateralized by a U.S. Government Sponsored Agency Obligation, 4.00%, due 11/20/45, original par and fair value of $61,205,000 and $62,223,930, respectively)	61,000	61,000,000

See Notes to Financial Statements.

30	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Schedule of Investments (continued)	Master Premier Government Institutional Portfolio

Repurchase Agreements	Par (000)	Value
HSBC Securities (USA), Inc., 0.27%, 5/03/16 (Purchased on 4/26/16 to be repurchased at $85,004,463, collateralized by a U.S. Treasury Obligation, 3.38%, due 5/15/44, original par and fair value of $74,835,000 and $86,700,198, respectively)	$85,000	$85,000,000
HSBC Securities (USA), Inc., 0.27%, 5/04/16 (Purchased on 4/27/16 to be repurchased at $6,000,315, collateralized by a U.S. Treasury Obligation, 3.38%, due 5/15/44, original par and fair value of $5,285,000 and $6,122,944, respectively)	6,000	6,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $195,851,254)		192,000,000
J.P. Morgan Securities LLC, 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $135,003,263, collateralized by various U.S. Treasury Obligations, 1.38% to 3.88%, due 5/15/18 to 10/31/20, original par and fair values of $130,208,600 and $137,703,860, respectively)	135,000	135,000,000
J.P. Morgan Securities LLC, 0.61%, 5/03/16 (Purchased on 4/29/16 to be repurchased at $77,505,218, collateralized by various U.S. Government Sponsored Agency Obligations, 3.50% to 7.50%, due 11/01/22 to 2/01/43, original par and fair values of $175,806,456 and $79,827,554, respectively) (d)	77,500	77,500,000
Total Value of J.P. Morgan Securities LLC (collateral value of $217,531,414)		212,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $100,002,333 collateralized by a U.S. Government Sponsored Agency Obligation, 3.63%, due 2/15/44, original par and fair value of $84,722,600 and $102,000,038, respectively)	100,000	100,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $10,000,250 collateralized by a U.S. Government Sponsored Agency Obligation, 5.50%, due 2/15/36, original par and fair value of $13,335,813 and $10,700,001, respectively)	10,000	10,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $112,700,039)		110,000,000
Mitsubishi UFJ Securities USA, Inc., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $130,003,033, collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% to 5.50%, due 9/01/25 to 9/15/56, original par and fair values of $174,798,878 and $133,601,091, respectively)	130,000	130,000,000
Total Value of Mitsubishi UFJ Securities USA, Inc. (collateral value of $133,601,091)		130,000,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 0.33%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $25,000,688, collateralized by a U.S. Government Sponsored Agency Obligation, 3.63%, due 8/15/19, original par and fair value of $23,350,500 and $25,500,089, respectively)	$25,000	$25,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $25,500,089)		25,000,000
RBC Capital Markets LLC, 0.27%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $10,000,225 collateralized by a U.S. Treasury Obligation, 1.38%, due 9/30/18, original par and fair value of $10,066,800 and $10,200,079, respectively)	10,000	10,000,000
RBC Capital Markets LLC, 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $200,004,833 collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 10.70%, due 5/15/27 to 5/01/46, original par and fair values of $1,647,524,386 and $211,827,501, respectively)	200,000	200,000,000
Total Value of RBC Capital Markets LLC (collateral value of $222,027,580)		210,000,000
TD Securities (USA) LLC, 0.27%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $72,001,620 collateralized by various U.S. Treasury Obligations, 0.00% to 2.25%, due 5/19/16 to 1/31/18, original par and fair values of $72,608,200 and $73,440,100, respectively)	72,000	72,000,000
TD Securities (USA) LLC, 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $20,000,483 collateralized by a U.S. Government Sponsored Agency Obligation, 3.50%, due 12/01/45, original par and fair value of $19,932,325 and $20,600,001, respectively)	20,000	20,000,000
Total Value of TD Securities (USA) LLC (collateral value of $94,040,101)		92,000,000
Wells Fargo Securities LLC, 0.29%, 5/05/16 (Purchased on 4/28/16 to be repurchased at $103,005,808, collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% to 4.00%, due 4/01/31 to 4/01/46, original par and fair values of $101,108,208 and $106,090,001, respectively)	103,000	103,000,000
Total Value of Wells Fargo Securities LLC (collateral value of $106,090,001)		103,000,000
Total Repurchase Agreements — 57.3%		1,816,500,000
Total Investments (Cost — $3,168,477,884*) — 99.9%		3,168,477,884
Other Assets Less Liabilities — 0.1%		2,124,010

Net Assets — 100.0%		$3,170,601,894

See Notes to Financial Statements.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	31

Schedule of Investments (concluded)	Master Premier Government Institutional Portfolio

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate as of period end.

(c)	Traded in a joint account.

(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$3,168,477,884	—	$3,168,477,884
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash of $2,215,106 is categorized as Level 1 within the disclosure hierarchy.

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

32	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Schedule of Investments April 30, 2016	Master Government Institutional Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.34%, 6/16/16	$50,000	$49,978,597
0.40%, 7/28/16	5,565	5,559,586
0.49%, 9/01/16	70,000	69,885,200
0.67%, 3/02/17	21,240	21,121,233
U.S. Treasury Notes:
3.25%, 6/30/16	100,000	100,468,049
3.25%, 7/31/16	180,000	181,281,037
1.00% - 3.00%, 8/31/16	63,240	63,630,552
0.88%, 1/31/17	26,175	26,241,985
0.32%, 4/30/17 (b)	25,000	24,994,198
0.33%, 7/31/17 (b)	40,000	39,978,241
0.42%, 10/31/17 (b)	20,315	20,293,151
0.52%, 1/31/18 (b)	72,885	72,952,335
Total U.S. Treasury Obligations — 28.4%		676,384,164

Repurchase Agreements
BNP Paribas Securities Corp., 0.28%, 5/02/16 (Purchased on 4/29/2016 to be repurchased at $170,003,967, collateralized by various U.S. Treasury Obligations, 0.32% to 5.50%, due 7/31/16 to 8/15/28, original par and fair values of $171,954,700 and $173,400,057, respectively)	170,000	170,000,000
BNP Paribas Securities Corp., 0.30%, 5/02/16 (Purchased on 4/29/2016 to be repurchased at $200,005,000, collateralized by various U.S. Government Sponsored Agency Obligations, 0.96% to 7.00%, due 2/01/37 to 10/01/45, original par and fair values of $405,804,549 and $206,306,120, respectively)	200,000	200,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $379,706,177)		370,000,000
Citigroup Global Markets, Inc., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $177,004,130, collateralized by various U.S. Treasury Obligations, 1.00% to 2.25%, due 8/31/18 to 11/15/25, original par and fair values of $176,964,685 and $180,540,026, respectively) (c)	177,000	177,000,000
Total Value of Citigroup Global Markets, Inc. (collateral value of $180,540,026)		177,000,000
Credit Agricole Corp., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $200,004,667, collateralized by various U.S. Treasury Obligations, 0.13% to 2.00%, due 4/15/17 to 8/31/21, original par and fair values of $197,121,100 and $204,000,099, respectively)	200,000	200,000,000
Total Value of Credit Agricole Corp. (collateral value of $204,000,099)		200,000,000

Repurchase Agreements	Par (000)	Value
HSBC Securities (USA), Inc., 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $163,003,939, collateralized by various U.S. Treasury Obligations, 0.00% to 3.13%, due 5/05/16 to 11/15/41, original par and fair values of $163,882,300 and $166,261,051, respectively)	$163,000	$163,000,000
Total Value of HSBC Securities (USA), Inc. (collateral value of $166,261,051)		163,000,000
J.P. Morgan Securities LLC, 0.29%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $99,002,393, collateralized by a U.S. Treasury Obligation, 3.88%, due 5/15/18, original par and fair value of $93,435,000 and $100,980,967, respectively)	99,000	99,000,000
Total Value of J.P. Morgan Securities LLC (collateral value of $100,980,967)		99,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.28%, 5/02/16 (Purchased on 4/29/2016 to be repurchased at $95,002,217, collateralized by a U.S. Treasury Obligation, 2.25%, due 11/15/25, original par and fair value of $92,558,900 and $96,900,004, respectively)	95,000	95,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 5/02/16 (Purchased on 4/29/2016 to be repurchased at $104,002,600, collateralized by a U.S. Treasury Obligation, 3.50%, due 3/20/45, original par and fair value of $117,187,485 and $106,080,001, respectively)	104,000	104,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $202,980,005)		199,000,000
Mitsubishi UFJ Securities USA, Inc., 0.28%, 5/02/16 (Purchased on 4/29/16 to be repurchased at $220,005,133, collateralized by various U.S. Government Sponsored Agency Obligations, 2.00% to 7.00%, due 9/01/24 to 2/01/46, original par and fair values of $397,089,061 and $225,640,097, respectively)	220,000	220,000,000
Total Value of Mitsubishi UFJ Securities USA, Inc. (collateral value of $225,640,097)		220,000,000
RBC Capital Markets LLC, 0.27%, 5/02/16 (Purchased on 4/29/2016 to be repurchased at $10,000,225, collateralized by a U.S. Treasury Obligation, 1.38%, due 9/30/18, original par and fair value of $10,066,800 and $10,200,079, respectively)	10,000	10,000,000

See Notes to Financial Statements.

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Schedule of Investments (concluded)	Master Government Institutional Portfolio

Repurchase Agreements	Par (000)	Value
RBC Capital Markets LLC, 0.29%, 5/02/16 (Purchased on 4/29/2016 to be repurchased at $200,004,833, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% to 30.71%, due 7/01/19 to 5/01/46, original par and fair values of $1,402,924,236 and $210,854,889, respectively)	$200,000	$200,000,000
Total Value of RBC Capital Markets LLC (collateral value of $221,054,968)		210,000,000
TD Securities (USA) LLC, 0.27%, 5/02/16 (Purchased on 4/29/2016 to be repurchased at $50,001,125, collateralized by a U.S. Treasury Obligation, 0.75%, due 1/31/18, original par and fair value of $50,920,400 and $51,000,029, respectively)	50,000	50,000,000

Repurchase Agreements	Par (000)	Value
TD Securities (USA) LLC, 0.29%, 5/02/16 (Purchased on 4/29/2016 to be repurchased at $10,000,242, collateralized by a U.S. Treasury Obligation, 1.75%, due 1/31/23, original par and fair value of $10,059,600 and $10,200,101, respectively)	$10,000	$10,000,000
Total Value of TD Securities (USA) LLC (collateral value of $61,200,130)		60,000,000
Total Repurchase Agreements — 71.4%		1,698,000,000
Total Investments (Cost — $2,374,384,164*) — 99.8%		2,374,384,164
Other Assets Less Liabilities — 0.2%		4,766,743

Net Assets — 100.0%		$2,379,150,907

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate as of period end.

(c)	Traded in a joint account.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$2,374,384,164	—	$2,374,384,164
[1] See above Schedule of Investments for values in each security type.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash of $1,564,790 is categorized as Level 1 within the disclosure hierarchy.

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

34	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Statements of Assets and Liabilities

April 30, 2016	Master Premier Government Institutional Portfolio	Master Government Institutional Portfolio

Assets
Investments at value — unaffiliated[1]	$1,351,977,884	$676,384,164
Repurchase agreements, at value[2]	1,816,500,000	1,698,000,000
Cash	2,215,106	1,564,790
Receivables:
Contributions from investors	—	408,023
Interest	203,550	3,059,999
Prepaid expenses	9,018	—

Total assets	3,170,905,558	2,379,416,976

Liabilities
Payables:
Investment advisory fees	135,976	104,048
Professional fees	60,056	52,836
Custodian fees	57,623	54,960
Directors’ fees	4,478	3,829
Other accrued expenses	45,531	50,396

Total liabilities	303,664	266,069

Net Assets	$3,170,601,894	$2,379,150,907

Net Assets Consist of
Investors’ capital	$3,170,601,894	$2,379,150,907

Net Assets	$3,170,601,894	$2,379,150,907

[1] Investments at cost — unaffiliated	$1,351,977,884	$676,384,164
[2] Repurchase agreements at cost	$1,816,500,000	$1,698,000,000

See Notes to Financial Statements.

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Statements of Operations

Year Ended April 30, 2016	Master Premier Government Institutional Portfolio	Master Government Institutional Portfolio

Investment Income
Interest	$11,600,566	$8,548,000

Expenses
Investment advisory	1,951,997	1,503,829
Custodian	166,911	152,865
Accounting services	83,616	82,803
Professional	51,252	54,324
Directors	44,280	32,304
Insurance	25,659	19,704
Printing	3,582	3,441
Miscellaneous	15,606	57,944

Total expenses	2,342,903	1,907,214

Net investment income	9,257,663	6,640,786

Realized Gain
Net realized gain from investments	152,749	129,446

Net Increase in Net Assets Resulting from Operations	$9,410,412	$6,770,232

See Notes to Financial Statements.

36	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Statements of Changes in Net Assets	Master Premier Government Institutional Portfolio

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$9,257,663	$9,254,538
Net realized gain	152,749	427,217

Net increase in net assets resulting from operations	9,410,412	9,681,755

Capital Transactions
Proceeds from contributions	24,176,717,707	28,700,848,701
Value of withdrawals	(24,456,971,223)	(31,883,418,193)

Net decrease in net assets derived from capital transactions	(280,253,516)	(3,182,569,492)

Net Assets
Total decrease in net assets	(270,843,104)	(3,172,887,737)
Beginning of year	3,441,444,998	6,614,332,735

End of year	$3,170,601,894	$3,441,444,998

See Notes to Financial Statements.

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Statements of Changes in Net Assets	Master Government Institutional Portfolio

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$6,640,786	$6,883,650
Net realized gain	129,446	119,252

Net increase in net assets resulting from operations	6,770,232	7,002,902

Capital Transactions
Proceeds from contributions	12,004,279,253	23,663,435,554
Value of withdrawals	(13,106,614,274)	(24,720,917,723)

Net decrease in net assets derived from capital transactions	(1,102,335,021)	(1,057,482,169)

Net Assets
Total decrease in net assets	(1,095,564,789)	(1,050,479,267)
Beginning of year	3,474,715,696	4,525,194,963

End of year	$2,379,150,907	$3,474,715,696

See Notes to Financial Statements.

38	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Financial Highlights	Master Premier Government Institutional Portfolio

	Year Ended April 30,
	2016	2015	2014	2013	2012

Total Return
Total return	0.24%	0.19%	0.19%	0.27%	0.22%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.06%	0.06%	0.06%

Total expenses after fees paid indirectly	0.06%	0.06%	0.06%	0.06%	0.06%

Net investment income	0.24%	0.18%	0.18%	0.28%	0.23%

Supplemental Data
Net assets, end of year (000)	$3,170,602	$3,441,445	$6,614,333	$8,716,207	$8,056,529

See Notes to Financial Statements.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	39

Financial Highlights	Master Government Institutional Portfolio

	Year Ended April 30,
	2016	2015	2014	2013	2012

Total Return
Total return	0.22%	0.18%	0.17%	0.26%	0.23%

Ratio to Average Net Assets
Total expenses	0.06%	0.06%	0.06%	0.06%	0.06%

Total expenses after fees paid indirectly	0.06%	0.06%	0.06%	0.06%	0.06%

Net investment income	0.22%	0.16%	0.16%	0.25%	0.22%

Supplemental Data
Net assets, end of year (000)	$2,379,151	$3,474,716	$4,525,195	$5,706,269	$5,509,866

See Notes to Financial Statements.

40	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Notes to Financial Statements	Master Institutional Money Market LLC

1. Organization:

Master Institutional Money Market LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The financial statements and these accompanying notes relate to two series of the Master LLC: Master Premier Government Institutional Portfolio (formerly Master Premier Institutional Portfolio) and Master Government Institutional Portfolio (formerly Master Institutional Portfolio) (each, a “Master Portfolio” and together, the “Master Portfolios”).

On July 28, 2015, the Board approved changes to each Master Portfolio’s principal investment strategies. Under its new principal investment strategies, each Master Portfolio will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Master LLC is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master Portfolios’ weekly liquid assets. These changes became effective on January 4, 2016.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolios are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis

Indemnifications: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolios have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	41

Notes to Financial Statements (continued)	Master Institutional Money Market LLC

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Master Portfolio’s investments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repo arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Master Portfolio and its counterparties. Typically, a Master Portfolio and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Master Portfolio, respectively. A Master Portfolio, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Master Portfolio under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Master Portfolio, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Master Portfolio receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Master Portfolio would recognize a liability with respect to such excess collateral. The liability reflects a Master Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Master LLC, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate of 0.05% of each Master Portfolio’s average daily net assets.

42	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Notes to Financial Statements (concluded)	Master Institutional Money Market LLC

Officers and Directors

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

6. Income Tax Information:

The Master Portfolios are classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolios. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended April 30, 2016. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolios as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolios’ financial statements.

7. Principal Risks:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolios. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. The changes may affect a money market fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master Portfolios’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On February 18, 2016, the Board approved changes to Master Government Institutional Portfolio‘s name and principal investment strategies. Master Government Institutional Portfolio changed its name to Master Treasury Strategies Institutional Portfolio. Under its new principal investment strategies, the Master Portfolio will invest 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations of the U.S. Treasury, and repurchase agreements with the Federal Reserve Bank of New York secured by U.S. Treasury obligations. The Master LLC is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master Portfolio’s weekly liquid assets. These changes became effective on May 2, 2016.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	43

Report of Independent Registered Public Accounting Firm	Master Institutional Money Market LLC

To the Directors and Investors of Master Institutional Money Market LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Institutional Money Market LLC (the “Master LLC”), comprising Master Government Premier Institutional Portfolio and Master Government Institutional Portfolio as of April 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Government Premier Institutional Portfolio and Master Government Institutional Portfolio, each of Master Institutional Money Market LLC, as of April 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 23, 2016

44	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Trust/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2]
Rodney D. Johnson 1941	Chair of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Susan J. Carter 1956	Director	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	33 RICs consisting of 153 Portfolios	None
Collette Chilton 1958	Director	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 153 Portfolios	None
Neil A. Cotty 1954	Director	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	33 RICs consisting of 153 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	33 RICs consisting of 153 Portfolios	None
Mark Stalnecker 1951	Director	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 RICs consisting of 153 Portfolios	None

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	45

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Independent Directors[2]
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Claire A. Walton 1957	Director	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	33 RICs consisting of 153 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Fund.

[3]    Date shown is the earliest date a person has served for the Trust/Master LLC on this Board. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Trust/Master LLC’s board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998, Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[4]
Barbara G. Novick 1960	Director and President[5]	Since 2015	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 228 Portfolios	None
John M. Perlowski 1964	Director, President[6] and Chief Executive Officer	Since 2015 (Director); Since 2011 (Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 326 Portfolios	None

[4]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trust/Master LLC based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

[5] President of the Trust.
[6] President of the Master LLC.

46	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President[3] and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	See Principal Occupations During Past Five Years under Interested Directors for details.
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock since 2016; Director of BlackRock From 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/Master LLC serve at the pleasure of the Board.
[3] President of the Master LLC.
Further information about the Trust/Master LLC's Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 225-1576.

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Directors of the Trust/Master LLC.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Director of the Trust/Master LLC.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Directors of the Trust/Master LLC.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trust 60 State Street Boston, MA 02109

Transfer Agent Boston Financial Data Services Boston, MA 02266	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	47

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	5,993,834,051	9,940,933
Susan J. Carter	5,926,246,755	77,528,229
Collette Chilton	5,991,942,199	11,832,785
Neil A. Cotty	5,928,187,303	75,587,681
Matina S. Horner	5,991,893,502	11,881,482
Rodney D. Johnson	5,993,834,051	9,940,933
Cynthia A. Montgomery	5,991,942,199	11,832,785
Joseph P. Platt	5,993,882,746	9,892,238
Robert C. Robb, Jr.	5,993,882,746	9,892,238
Mark Stalnecker	5,993,877,107	9,897,877
Kenneth L. Urish	5,994,317,541	9,457,443
Claire A. Walton	5,925,811,961	77,963,023
Frederick W. Winter	5,993,882,746	9,892,238
Barbara G. Novick	5,991,942,199	11,832,785
John M. Perlowski	5,993,882,746	9,892,238

*	Denotes Trust-wide proposal and voting results.

General Information

Electronic Delivery

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 225-1576.

Availability of Quarterly Schedule of Investments

The Trust/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at

http://www.sec.gov.

48	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Record

Information about how the Trust/Master LLC voted proxies relating to securities held in the Trust’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	FUNDS FOR INSTITUTIONS SERIES	APRIL 30, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectuses. You could lose money by investing in a Fund. Although the Funds seek to preserve the value of your investment at $1.00 per share, they cannot guarantee they will do so. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. Each Fund’s current 7-day yield more closely reflects the current earnings of a Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

FFI-4/16-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. Each registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Treasury Strategies Institutional Fund (Formerly BlackRock Government Institutional Fund)	$8,363	$8,363	$0	$0	$9,792	$9,792	$0	$0
BlackRock Premier Government Institutional Fund	$8,363	$8,363	$0	$0	$9,792	$9,792	$0	$0
BlackRock Select Treasury Strategies Institutional Fund (Formerly BlackRock Select Government Institutional Fund)	$8,963	$8,963	$0	$0	$9,792	$9,792	$0	$0
FFI Government Fund	$31,713	$31,713	$0	$0	$9,792	$9,792	$0	$0
FFI Treasury Fund	$29,463	$29,463	$0	$0	$9,792	$9,792	$0	$0
Master Treasury Strategies Institutional Portfolio (Formerly Master Government Institutional Portfolio)	$36,813	$36,813	$0	$0	$13,260	$13,260	$0	$0
Master Premier Government Institutional Portfolio	$36,813	$36,813	$0	$0	$13,260	$13,260	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

2

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Treasury Strategies Institutional Fund (Formerly BlackRock Government Institutional Fund)	$9,792	$9,792
BlackRock Premier Government Institutional Fund	$9,792	$9,792
BlackRock Select Treasury Strategies Institutional Fund (Formerly BlackRock Select Government Institutional Fund)	$9,792	$9,792
FFI Government Fund	$9,792	$9,792
FFI Treasury Fund	$9,792	$9,792
Master Treasury Strategies Institutional Portfolio (Formerly Master Government Institutional Portfolio)	$13,260	$13,260
Master Premier Government Institutional Portfolio	$13,260	$13,260

3

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –    The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –    There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –    Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Funds For Institutions Series and Master Institutional Money Market LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Funds For Institutions Series and Master Institutional Money Market LLC

Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Funds For Institutions Series and Master Institutional Money Market LLC

Date: July 1, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Funds For Institutions Series and Master Institutional Money Market LLC

Date: July 1, 2016

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